SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 January 25, 2000

ADVANTA Mortgage Loan Trust 1998-4A,  1998-4B, 1998-4C

New York                          333-52351-02                 "Pending"
                                  333-52351-03
                                  333-52351-04


c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the December 1999 Monthly Period of the Trust in respect of the Mortgage Backed Notes, Series 1998-4, Class A, Class B and Class C (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the December 1999 Monthly
                                Period relating to the Mortgage Backed Notes
                                Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan
                                Trust 1998-4A, 1998-4B, 1998-4C.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the December 1999 Monthly
                 Period relating to the Mortgage Backed Notes, Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan Trust 1998-4A, 1998-4B, 1998-4C.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-4A, 19984-B, 1998-4C.

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



 January 31, 2000

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4A

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
A                    650,000,000      541,014,86       3,129,71        9,593,9     12,723,647.92
A Certificate                                             966,1                         966,114.52

Totals               650,000,000      541,014,86       4,095,82        9,593,9     13,689,762.44

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
A                                                  531,420,934.      7.181250%     6.513750%
A Certificate                                                              NA            NA

Totals                                             531,420,934.60

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
A                   00755WGC4         832.330566       4.814946      14.759897     19.574843    817.570669
A Certificate                           0.000000       1.486330       0.000000      1.486330      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust A          Principal Balan  13,850,674.07   3,484,205.32     914,653.37  8,121,332.97  2,227,538.03
                 % of Pool Balan        2.49038%       0.62647%       0.16446%      1.46023%      0.40052%
                 Number of Loans             263             65             29           132            42
                 % of Loans             2.98796%       0.73847%       0.32947%      1.49966%      0.47716%

                                Loans
                                in
                                Foreclosure
Trust A          Principal Balan        11,917,188.99
                 % of Pool Balan        2.14274%
                 Number of Loans             224
                 % of Loans             2.54488%

General Mortgage Loan Information:
                                                                                               Trust A
Beginning Aggregate Mortgage Loan Balance                                                   565,761,087.67
Prefunding                                                                                           0.00
Principal Reduction                                                                          9,593,933.27
Ending Aggregate Mortgage Loan Balance                                                      556,167,154.40

Beginning Aggregate Mortgage Loan Count                                                               8953
Ending Aggregate Mortgage Loan Count                                                                  8802

Current Weighted Average Coupon Rate                                                             9.611112%
Next Weighted Average Coupon Rate                                                                9.599919%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust A
Scheduled Principal                                                                          1,141,344.00
Curtailments                                                                                         0.00
Prepayments                                                                                  7,779,776.67
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           672,812.60
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          (94,520.88)

Total Principal Reduction                                                                         9,499,412.39

Servicer Information:
                                                                                               Trust A
Accrued Servicing Fee for the Current Period                                                         235,733.78
Less: Amounts to Cover Interest Shortfalls                                                      13,756.21
Less: Delinquent Service Fees                                                                          61,241.97
Collected Servicing Fees for Current Period:                                                         160,735.60

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                 1,186,923.34

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class A                  7,779,7             672       9,499,41                                                    -
                                                                                                                   -

Total                    7,779,7             672       9,499,41                                                    -


                  Applied
                  Realized Loss
                  Amount
Class A                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust A                NO             0.00       24,746,219.80      94,520.88          0.00 24,746,219.80

Total                                                24,746,219             94         0.00 24,746,219.80

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust A            24,746,219.80            0.00


Total              24,746,219.80            0.00







Trust A Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                           0.020141
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                               0.00
Cumulative Number of Mortgage loans repurchased to date                                                 11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                    54,238.59
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                           3,283,162.29

                 Principal Collected:                                  8,921,120.67

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                578,291.72

                 Delinquency Advances on Mortgage Interest:            1,186,923.34

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                       12,491.00

                 Capitalized Interest Requirement:                                      -

                 Capitalized Interest Fund Earnings                      0.00

                 Capitalized Interest Account                            0.00

                 Investment Earnings on Pre-Funding Account               0.00

                 Remaining Pre-Funding Account:                                         -

                 Sum of the Above Amounts:                                         13,981,989.02

LESS:

                 Servicing Fees (including PPIS):                         174,491.81

                 Non Recoverable Advance                                      1,308.19

                 Indenture Trustee Fees:                                      3,300.27

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                        58,609.94

                 Reimbursement of Delinquency Advances/Servicin             54,238.59

                 Total Reductions to Available Funds Amount:                            292,226.58

                 Total Available Funds:                                                         13,689,762.44

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4B

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
B                    350,000,000      294,456,45       1,703,39        7,117,4       8,820,885.27
B Certificate                                             573,9                         573,902.65

Totals               350,000,000      294,456,45       2,277,30        7,117,4       9,394,787.92

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
B                                                  287,338,966.      7.181250%     6.513750%
B Certificate                                                              NA            NA

Totals                                             287,338,966.81

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
B                   00755WGD2         841.304149       4.866857      20.335672     25.202529    820.968477
B Certificate                           0.000000       0.882927       0.000000      0.882927      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust B          Principal Balan   7,846,987.69   1,787,006.38     763,758.15  4,171,591.18  1,591,138.06
                 % of Pool Balan        2.60989%       0.59435%       0.25402%      1.38746%      0.52921%
                 Number of Loans             137             37              9            69            23
                 % of Loans             3.43617%       0.92802%       0.22573%      1.73062%      0.57687%

                                Loans
                                in
                                Foreclosure
Trust B          Principal Balan   8,836,833.91
                 % of Pool Balan        2.93911%
                 Number of Loans             132
                 % of Loans             3.31076%

General Mortgage Loan Information:
                                                                                               Trust B
Beginning Aggregate Mortgage Loan Balance                                                   307,781,325.28
Subsequent Mortgage Loans Added This Period                                                          0.00
Principal Reduction                                                                          7,117,485.37
Ending Aggregate Mortgage Loan Balance                                                      300,663,839.91

Beginning Aggregate Mortgage Loan Count                                                                       4,070
Ending Aggregate Mortgage Loan Count                                                                          3,987

Current Weighted Average Coupon Rate                                                             9.625736%
Next Weighted Average Coupon Rate                                                                9.608543%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust B
Scheduled Principal                                                                            367,253.50
Curtailments                                                                                         0.00
Prepayments                                                                                  6,679,108.30
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                            71,123.57
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          (29,911.96)

Total Principal Reduction                                                                         7,087,573.41

Servicer Information:
                                                                                               Trust B
Accrued Servicing Fee for the Current Period                                                         128,242.21
Less: Amounts to Cover Interest Shortfalls                                                       5,499.21
Less: Delinquent Service Fees                                                                          32,338.51
Collected Servicing Fees for Current Period:                                                           90,404.49

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    633,696.61

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class B                  6,679,1               7       7,087,57                                                    -
                                          -                                                                        -

Total                    6,679,1               7       7,087,57                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class B                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust B                NO             0.00       13,324,873.10      29,911.96          0.00 13,324,873.10

Total                                                13,324,873             29         0.00 13,324,873.10

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust B            13,324,873.10            0.00


Total              13,324,873.10            0.00







Trust B Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.03
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                                  0
Cumulative Number of Mortgage loans repurchased to date                                                  8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                       7986.17
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                           1,802,816.39

                 Principal Collected:                                  7,046,361.80

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                  41,211.61

                 Delinquency Advances on Mortgage Interest:               633,696.61

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         8,564.00

                 Capitalized Interest Requirement:                       0.00

                 Capitalized Interest Account  Earnings                  0.00

                 Capitalized Interest Account                            0.00

                 Reversal of Realized Loss Amount                                       -

                 Unreimbursed Delq/Servicing Advances Paid Back           0.00

                 Sum of the Above Amounts:                                           9,532,650.41

LESS:

                 Servicing Fees (including PPIS):                           95,903.70

                 Non-Recoverable Advance                                                -

                 Indenture Trustee Fees:                                      1,795.39

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                        31,899.45

                 Reimbursement of Delinquency Advances/Servicin               7,986.17

                 Total Reductions to Available Funds Amount:                            137,862.49

                 Total Available Funds:                                                           9,394,787.92

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4C

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
C                    100,000,000        79,807,4          452,0        2,199,1       2,651,159.72
C Certificate                                             179,2                         179,223.91

Totals               100,000,000        79,807,4          631,2        2,199,1       2,830,383.63

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
C                                                    77,608,362      7.031250%     6.363750%
C Certificate                                                              NA            NA

Totals                                               77,608,362.37

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
C                   00755WGE0         798.074875       4.520346      21.991251     26.511597    776.083624
C Certificate                           0.000000       0.275729       0.000000      0.275729      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust C          Principal Balan   2,280,611.01   1,316,996.38     278,781.01  1,867,084.43    682,937.76
                 % of Pool Balan        2.76520%       1.59683%       0.33802%      2.26381%      0.82805%
                 Number of Loans              24             14              2            22             6
                 % of Loans             2.70270%       1.57658%       0.22523%      2.47748%      0.67568%

                                Loans
                                in
                                Foreclosure
Trust C          Principal Balan   3,110,977.24
                 % of Pool Balan        3.77200%
                 Number of Loans              40
                 % of Loans             4.50450%

General Mortgage Loan Information:
                                                                                               Trust C
Beginning Aggregate Mortgage Loan Balance                                                   84,674,572.69
Prefunding                                                                                            N/A
Principal Reduction                                                                          2,199,125.12
Ending Aggregate Mortgage Loan Balance                                                      82,475,447.57

Beginning Aggregate Mortgage Loan Count                                                                908
Ending Aggregate Mortgage Loan Count                                                                   888

Current Weighted Average Coupon Rate                                                             9.566586%
Next Weighted Average Coupon Rate                                                                9.561788%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust C
Scheduled Principal                                                                            148,193.48
Curtailments                                                                                         0.00
Prepayments                                                                                  2,050,931.64
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                                 0.00
Other Principal                                                                                      0.00

Less: Realized Losses                                                                                0.00

Total Principal Reduction                                                                         2,199,125.12

Servicer Information:
                                                                                               Trust C
Accrued Servicing Fee for the Current Period                                                           35,281.08
Less: Amounts to Cover Interest Shortfalls                                                         911.71
Less: Delinquent Service Fees                                                                            9,033.51
Collected Servicing Fees for Current Period:                                                           25,335.86

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    171,128.78

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class C                  2,050,9                       2,199,12                                                    -
                                          -      .                                                                 -

Total                    2,050,9                       2,199,12                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class C                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a                          Over-       Accelerated      Extra          Over
                  Trigger Event                   Collateral      Principal     Principal     Collateral
                    Occurred                        Amount       Distributed   Distributed      Amount
Trust C                NO                         4,867,085.20           0.00          0.00  4,867,085.20

Total                                                  4,867,08                        0.00  4,867,085.20

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust C             4,867,085.20            0.00


Total               4,867,085.20            0.00







Trust C Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.04
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                               0.00
Cumulative Number of Mortgage loans repurchased to date                                                  3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                         0.00
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                              494,876.49

                 Principal Collected:                                  2,199,125.12

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                              -

                 Delinquency Advances on Mortgage Interest:               171,128.78

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         2,581.00


                 Sum of the Above Amounts:                                           2,867,711.39

LESS:

                 Servicing Fees (including PPIS):                           26,247.57

                 Non-Recoverable Advance                                                -

                 Indenture Trustee Fees:                                         493.94

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                        10,308.47

                 Reimbursement of Delinquency Advances/Servicin                         -

                 Total Reductions to Available Funds Amount:                              37,327.76

                 Total Available Funds:                                                           2,830,383.63